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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 26, 1999
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                             SUMMIT TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                0-16937                    04-2897945
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                    Identification No.)


21 Hickory Drive, Waltham, MA                                    02451
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 890-1234
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                           This is page 1 of 12 pages.
                            Exhibit Index on page 2.



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ITEM 5. OTHER EVENTS.

This Form 8-K is being filed solely for the purpose of filing the Exhibits attached hereto.


      EXHIBIT NUMBER                     TITLE
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           99.1       Press Release, dated July 28, 1999, regarding Summit's
                      financial results for the second quarter of 1999.

           99.2       Press Release of Summit, dated July 27, 1999.

           99.3       Press Release of Summit, dated July 26, 1999.











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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUMMIT TECHNOLOGY, INC.



                                   By: /s/ ROBERT J. KELLY
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                                       Robert J. Kelly
                                       Executive Vice President


Date:  July 29, 1999




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